UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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UNITED MORTGAGE TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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]

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 22, 2007

To the Shareholders of United Mortgage Trust:

You are cordially invited to attend the 2007 Annual Meeting of Shareholders (“Annual Meeting”) of United Mortgage Trust, a Maryland real estate investment trust (“Company”).  Notice is hereby given that the Annual Meeting will be held on June 22, 2007, at 10:00 a.m., Central Daylight Time, at the Company’s principal executive office at 1702 N. Collins Blvd., Suite 100, Richardson, Texas 75080, for the following purposes:

1.  The election of five Trustees to serve until our Annual Meeting of Shareholders to be held in 2008 or until such Trustees’ successors are elected and qualified;

2.  To vote on an amendment to the Company’s Declaration of Trust to increase the compensation paid to the Independent Trustees effective September 1, 2006;

3. Ratification of the selection of Whitley Penn, P.C. as our independent public accountants for the fiscal year ending December 31, 2007; and

4.  To transact such other business as may properly come before the Annual Meeting or at any adjournments thereof.

A proxy statement describing the matters to be considered at the Annual Meeting is attached to this notice.  Only holders of record of our shares of beneficial interest (“Shares”) at the close of business on April 30, 2007 are entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof.  A list of all shareholders as of April 30, 2007 will be open for inspection at the Annual Meeting.

Our Board of Trustees desires to have maximum representation of shareholders at the Annual Meeting.  We may incur substantial additional proxy solicitation costs if a sufficient number of proxies are not returned in advance of the Annual Meeting.  In order that your Shares may be represented at the Annual Meeting, the Trustees respectfully request that you date, execute and promptly mail the enclosed proxy in the accompanying postage-paid envelope, or fax the ballot to (214)530-8237.  A shareholder may revoke a proxy by notice in writing to our Secretary at any time prior to its use, by presentation of a later-dated proxy, or by attending the Annual Meeting and voting in person.

By Order of our Board of Trustees

_______________________
Christine Griffin
Chairman

Richardson, Texas
May 23, 2007

YOUR VOTE IS IMPORTANT.
PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR
PROXY IN THE ENCLOSED ENVELOPE OR FAX IT TO US AT (214) 530-8237.

i

UNITED MORTGAGE TRUST
1702 N. Collins Blvd., Suite 100
Richardson, Texas 75080
(214) 237-9305

PROXY STATEMENT
FOR 2007 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 22, 2007

To Our Shareholders:

This Proxy Statement is furnished in connection with the solicitation of proxies by our Board of Trustees for use at our Annual Meeting of Shareholders (“Annual Meeting”) to be held on the 22nd day of June 2007 at 10:00 a.m., Central Daylight Time, at 1702 N. Collins Blvd., Suite 100, Richardson, Texas 75080, and any adjournments thereof.  This Proxy Statement, the accompanying proxy ballot card and the Notice of Annual Meeting are first being provided to shareholders on or about May 23, 2007.

GENERAL INFORMATION

Solicitation of Proxies

Our Board of Trustees solicits the enclosed proxy.  The costs of this solicitation will be borne us.  Proxy solicitations will be made by mail, and also may be made by personal interview, telephone, facsimile transmission and telegram on our behalf by our Trustees and officers without additional compensation for such activities.  Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners and to obtain authorization for the execution of proxies. We will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to their beneficial owners.  We do not expect to engage an outside firm to solicit votes.

Voting Rights

Holders of our shares of beneficial interest (“Shares”) at the close of business on April 30, 2007 (“Record Date”) are entitled to notice of, and to vote at, the Annual Meeting.  On the Record Date 6,905,855 were outstanding.  Each Share outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting.

Quorum and Vote Required

The presence, in person or by proxy, of shareholders representing 50% or more of the issued and outstanding Shares entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting.  If a quorum is present, (i) a plurality of the votes cast at the Meeting is required for election as a Trustee, and (ii) the affirmative vote of the majority of the Shares present, in person or by proxy, at the Annual Meeting is required for all other matters.  Cumulative voting in the election of Trustees is not permitted.

Effect of Abstention

Abstentions are considered shares present and entitled to vote, and therefore have the same legal effect as a vote against all matters presented at the Annual Meeting other than the election of Trustees. An abstention with respect to the election of the Company’s Trustees will not be counted either in favor of or against the election of the nominees.

Effect of Broker Non-Vote

Brokers holding shares for the account of their clients may vote such shares either in the manner directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members.  Proxies that are voted by brokers on at least one but not all of the proposals are referred to as “broker non-votes”.  Broker non-votes will be included in determining the presence of a quorum.  However, a broker non-vote is not treated as present and entitled to vote and will therefore have no outcome as the election of Trustees or the ratification of the selection of auditors.

Revocability of Proxy

The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire.  A proxy may be revoked at any time prior to its exercise by delivering a written statement to our Secretary that the proxy is revoked, by presenting a later-dated proxy executing the prior proxy, or by attending the Annual Meeting and voting in person.

Voting of Proxies

Shares represented by all properly executed proxies received in time for the Annual Meeting will be voted in accordance with the choices specified in the proxies.  Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the election of the nominees named in this proxy statement as Trustees and FOR the ratification of the appointment of Whitley Penn as our auditors.

PROPOSAL 1 – ELECTION OF TRUSTEES

Our Declaration of Trust provides for not less than three or more than nine Trustees, a majority of who must be Independent Trustees, except for a period of 60 days after the death, removal or resignation of an Independent Trustee. We currently have five Trustees, four of whom are Independent Trustees.

A total of five Trustees are scheduled to be elected at the Annual Meeting to serve for a one-year term and until their successors are elected and duly qualified.  The nominees for members of our Board of Trustees are set forth below.  Unless authorization is withheld, the persons named as proxies will vote FOR the nominees for Trustees listed below unless otherwise specified by the shareholder.  In the event any nominee is unable or declines to serve as a Trustee at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Trustees to fill the vacancy.  In the event that additional persons are nominated for election as Trustees, the proxy holders intend to vote all proxies received by them for the nominees listed below and against any other nominees.  As of the date of this Proxy Statement, our Board of Trustees is not aware of any nominee who is unable or will decline to serve as Trustee.  All of the nominees listed below already are serving as our Trustees and constitute all of our current Trustees.

The election to our Board of Trustees of each of the five nominees identified in this Proxy Statement will require a plurality of the votes cast, in person or by proxy, at the Annual Meeting.

OUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE FIVE NOMINEES IDENTIFIED BELOW.

Nominees to Board of Trustees

The names and ages of the persons nominated for election as our Trustees and the month and year in which each became a Trustee are set forth below:

Name	Age	Offices Held	Month and Year Became Trustee
Christine "Cricket" Griffin	54	Trustee, Chairman of the Board, President and Chief Financial Officer	July 1996
Douglas R. Evans	62	Independent Trustee	July 1996
Michele A. Cadwell	55	Independent Trustee	August 1997
Phillip K. Marshall	57	Independent Trustee	November 2006
Roger C. Wadsworth	59	Independent Trustee	November 2006

Business Experience of Nominees

The following is a summary of the business experience of the nominees for election as our Trustees.

Christine “Cricket” Griffin has been our President and Chief Financial Officer and a Trustee since July 1996. Since 2003 Ms. Griffin has been a limited partner of UMTH, which owns our Advisor. From 2003 until 2006 she was secretary for UMTH and President of UMTHGS. From June 1995 until July 1996, Ms. Griffin served as Chief Financial Officer of SCMI, a Texas based mortgage banking firm that is an Affiliate of the Advisor and that sold Mortgages Investments to us and provides mortgage servicing services for us. Her responsibilities at SCMI included day-to-day bookkeeping through financial statement preparation, mortgage warehouse lines administration, and investor communications and reporting.  Additionally, Ms. Griffin was responsible for researching and implementing a note servicing system for SCMI and its sub servicer.  Before joining SCMI, Ms. Griffin was Vice President of Woodbine Petroleum, Inc., a publicly traded oil and gas company for 10 years, during which time her responsibilities included regulatory reporting, shareholder relations, and supervision. Ms. Griffin is a 1978 graduate of George Mason University, Virginia with a Bachelor of Arts degree, summa cum laude, in Politics and Government. Ms. Griffin is a member of the Audit Committee.

Douglas R. Evans has been one of our independent trustees since July 1996.  Since February 1995, Mr. Evans has been a Principal of PetroCap, Inc., a firm that provides investment and merchant banking services to a variety of clients active in the oil and gas industry.  From 1986 until February 1995, Mr. Evans was President and Chief Executive Officer of Woodbine Petroleum, Inc., which was publicly traded oil and gas company until it was taken private through a merger in September 1992.  As part of his responsibilities at Woodbine, Mr. Evans managed and negotiated the sale of the parent company's REIT portfolio including mortgages and real property.  Mr. Evans has been a licensed real estate broker in Texas since 1979 and a licensed real estate agent since 1976. Mr. Evans received an MBA from Southern Methodist University in 1972 and a Bachelors of Arts degree from the University of North Carolina in 1967.

Michele A. Cadwell has been one of our trustees since August 1997.  She was a fee attorney for Commonwealth Land Title of Dallas, Texas, from 1999 until May, 2006, when she returned to private practice as an attorney for the oil and gas industry. From 1998 to 1999, Ms. Cadwell was Manager – Onshore Land Operations with EEX Corp.  Her primary responsibilities included drafting and negotiating exploration and marketing agreements, analysis of legislation and regulatory proposals, researching complex mineral titles, organization and management of non-core property divestitures, settlement of land owner disputes and advising and testifying on matters before the Oklahoma Corporation Commission.  From 1980 until 1998 she was employed with Enserch Exploration, Inc. as Senior Land Representative.  Ms. Cadwell is a 1974 graduate of the University of Oklahoma with a Bachelors of Arts Degree in English and a Juris Doctor Degree in 1978. She is admitted to both the Oklahoma and Texas bars.

Phillip K. Marshall has served as one of our independent trustees since November 2006.  Mr. Marshall is a certified public accountant in the State of Texas. From 2006 to present, Mr. Marshall serves as Chief Financial Officer for

Dorado Exploration Inc., a Dallas based oil and gas exploration and production company. From 2003 to 2006 he has served as Chief Financial Officer of CDT Systems, Inc., a publicly-held company located in Addison, Texas that is engaged in water technology. From 2001 to 2003, he was a principal of Whitley Penn, independent certified public accountants. Prior to 2001, Mr. Marshall served as Director of Audit Services at Jackson & Rhodes PC and was previously an audit partner at Toombs, Hall and Foster and at KPMG Peat Marwick. Mr. Marshall received a BBA in Accounting, Texas State University in 1972. He is a member of the American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants. Mr. Marshall is a member of the Audit Committee.

Roger C. Wadsworth has served as one of our independent trustees since November 2006.  Mr. Wadsworth has been the Chief Operating Officer of IMS Securities, Inc., a National Association of Securities Dealers member firm, since 2002. He holds a Series 7, 24, and 66 NASD License and is a licensed insurance agent in the State of Texas. Since 2003, he has also served as the National Director and Board Member of The National Due Diligence Alliance, Inc., a non-profit trade association of Independent NASD Broker-Dealer firms. From 1988 to 2002, he served as the Senior Vice President & Chief Administrative Officer of INVESTools, Inc. NASDAQ: IEDU (formerly Telescan, Inc.), a publicly-held company in the financial data, information, and analysis industry. Prior to 1988, he was the Co-Founder and Vice President of Information Management Services, Inc., a financial consulting and management firm. Mr. Wadsworth received a Bachelor of Business Administration in Finance from the University of Houston in 1971.

Board Committees and Meetings

We have an audit committee but no nominating, compensation or other standing committees of our Board of Trustees.  Nominations for trustees are determined by the full Board since the Board is relatively small and comprised of a majority of Independent Trustees.  The nominees for trustee were selected by the full Board of Trustees.  The Board does not have a formal policy with regard to the consideration of any trustee candidates recommended by security holders.  The entire Board will review any person nominated by shareholders that has experience in our industry, and who possesses good qualities in terms of his or her background including education, job history, memberships, ethical standards and reputation.  If you wish to submit names of prospective nominees for consideration by the Board, you should do so in writing, addressed to the President accompanied by sufficient biographical and other information to enable the Board to make an informed decision.

From the date of our last annual meeting until May 2007, the Board of Trustees held seven regular meetings. One trustee was absent from one of the seven meetings.  We do not have a formal policy regarding attendance by our trustees at our Annual Meetings; however, we encourage such attendance.  Last year, two trustees attended our Annual Meeting.

Our Audit Committee was organized in 2007. The members of our Audit Committee are Philip K. Marshall, who is one of our Independent Trustees and our President, Cricket Griffin, who is non-independent. Our Board of Trustees has determined that Ms. Griffin and Mr. Marshall qualify as "audit committee financial experts" as defined by SEC regulations. Ms. Griffin's and Mr. Marshall's relevant experience is described above in the biographical information for each. Our Audit Committee Charter is attached to this Proxy Statement as Appendix A.

Compensation of Trustees

The following table sets forth a summary of the compensation received by our Trustees during 2006:

Name/Year	Fees Earned	Stock Awarded	Options Awarded	Non-Equity Incentive Plan Compensation (1)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings (2)	All other Compensation	Total
2006
Christine Griffin (3)	--	--	--	--	--	$8,333	$8,333
Douglas R. Evans	$15,000	--	--	--	--	--	$15,000
Michele A. Cadwell	$15,000	--	--	--	--	--	$15,000
Phillip K. Marshall (4)	$1,875	--	--	--	--	--	$1,875
Roger C. Wadsworth (4)	$1,875	--	--	--	--	--	$1,875
Paul R. Guernsey (4)	$3,000	--	--	--	--	--	$3,000
Richard D. O'Connor, Jr. (4)	$3,000	--	--	--	--	--	$3,000
(1) We do not have an incentive plan.
(2) We do not have a pension plan.
(3) Denotes a Trustee who is not considered an Independent Trustee. Ms. Griffin is not independent because she is an officer of the company. She therefore is not eligible for options or trustees fees, She has received compensation on a consulting basis, subsequent to her retirement from day-to-day operations.
(4) Denotes a Trustee who served less than a full year. Messrs. Guernsey and O'Connor resigned in June 2006. Messrs. Marshall and Wadsworth were appointed to the board in November 2006.

Trustees who are not Independent Trustees do not receive any compensation for acting as Trustees.  Currently, Independent Trustees are entitled to receive the greater of $1,000 per meeting or $4,000 per year.  We are proposing to increase that compensation effective for the year 2007 to the greater of $1,000 per meeting or $15,000 per year effective September 1, 2006 and have tentatively awarded such compensation to our independent trustees as of that date – see “Proposal 2 – Amendment to the Declaration of Trust to Increase the Compensation Paid to the Independent Trustees.” For each year in which they serve, each Independent Trustee shall also receive 5-year options to purchase 2,500 Shares at an exercise price of $20 per Share (not to exceed 12,500 shares per Trustee).  Additionally, Independent Trustees shall be reimbursed for travel expenses and other out-of-pocket disbursements incurred in connection with attending any meetings.  During 2006, each Independent Trustee who served during all of 2006 also received 5-year stock options to purchase 2,500 Shares at an exercise price of $20 per Share.

Because the compensation of the Advisor is determined by contract and the compensation of Trustees is fixed by the Declaration of Trust, the Board of Trustees does not believe that a compensation committee is necessary.

Code of Ethics

Our Board of Trustees has adopted a Code of Conduct and Business Ethics that is applicable to all trustees, officers and employees of the company.  You may obtain a copy of this document free of charge by mailing a written request to: Investor Relations, United Mortgage Trust, 1702 N. Collins Blvd., Suite 100, Richardson, TX 75080, or by sending an email request to: cgriffin@umth.com.  Our Code of Conduct may also be accessed through our website www.unitedmortgagetrust.com.

Compensation Committee Interlocks and Insider Participation

We have no standing compensation committee.  None of our executive officers has served on the board or on the compensation committee of any other entity which had officers who served on our Board of Trustees.

Communications with the Board of Trustees

We do not have a formal policy for communications with our Board of Trustees.  However, shareholders may communicate with the Board of Trustees or an individual trustee or group of trustees in person at the annual meeting or by writing to us at:

United Mortgage Trust
Board of Trustees
1702 N. Collins Blvd.
Suite 100
Richardson TX 75080

EXECUTIVE COMPENSATION AND OTHER MATTERS

We do not have employees. Our sole executive officer, Christine Griffin, is a limited partner of UMT Holdings, L.P. the parent company of our Advisor, UMTH General Services, L.P. Ms. Griffin receives compensation from the Company for her services as our sole executive officer.

Management

Executive Officer

Christine Griffin is our President and is our only executive officer.  She is former President of our Advisor, and in her capacity as President, Ms. Griffin reviews the financial statements and public filings work performed by our Advisor.  Information about Ms. Griffin’s background is set forth above under “Proposal 1 – Election of Trustees – Nominees to Board of Trustees.”

Our Advisor

Effective on August 1, 2006, we entered into an Advisory Agreement with UMTHGS (“Advisor”) to manage our affairs and to select the investments we purchase. Our President, Christine “Cricket” Griffin, is a partner of our Advisor. The Advisor is controlled by UMT Services, Inc., the general partner of UMT Holdings, L.P. Todd F. Etter, Hollis Greenlaw and Michael K. Wilson are directors of UMT Services, Inc.

The directors and principal officers of UMT Services, Inc. and UMTHGS are set forth below.

Name	Age	Offices Held
Todd F. Etter	57	Chairman and Director of UMT Services, Inc.
Hollis M. Greenlaw	42	Director and Chief Executive Officer of UMT Services, Inc.
Michael K. Wilson	44	Director of UMT Services, Inc.
Cara Obert	43	Chief Financial Officer, Treasurer of UMT Services, Inc.

Theodore “Todd” F. Etter, Jr. Mr. Etter has been a shareholder, director and Chairman of the Board of UMTH’s general partner, UMT Services, Inc. since March 2003. He has been a partner of UMTH, the parent company of our Advisor since March 2003. We lend money to UMTHLC, controlled by UMT Services, Inc., which originates, purchases, sells and services interim loans for the purchase and renovation of single-family homes. UMTH Land Development, L.P. is owned by UMTH, and UMTH Land Development owns a 50% interest in UDF, to which we have extended a $45 million line of credit. Since 2000, Mr. Etter has been the Chairman of UMTA, our Advisor until July 31, 2006. Mr. Etter has overseen the growth of United Mortgage Trust from its inception in 1997 to over $150 million in capital. Since 1998, Mr. Etter has been a 50% owner of and has served as a director of CRG. Since 2002, he has served as a director of RAFC, which is 50% owned by SCMI. Both CRG and RAFC are Texas corporations that originated, sold and serviced mortgage loans for the purchase, renovation and construction of single-family homes and modular and manufactured home. In 1992, Mr. Etter formed, and since that date has served as President of SCMI, a Texas corporation, from which we acquired mortgage investments. From 1980 through 1987, Mr. Etter served as a Principal of South Central Securities, an NASD member firm. In 1985, he formed South Central Financial Group, Inc., a Dallas, Texas-based investment banking firm, and he continues to serve as its President. From 1974 through 1981, he was Vice President of Crawford, Etter and Associates, a residential development, marketing, finance and construction company. Mr. Etter is a registered representative of IMS Securities, an NASD member and one of our selling group members. Mr. Etter received a Bachelor of Arts degree from Michigan State University in 1972.

Hollis M. Greenlaw. Since March 2003, Mr. Greenlaw has been a shareholder, director, President and Chief Executive Officer of UMT Services, Inc., the general partner of UMTH, which owns and controls our Advisor.  Since 2003, Mr. Greenlaw has been Chief Executive Officer of UMTH Land Development, L.P., which owns a 50% profits interest in UDF, to which we have extended a $45 million line of credit. Since March 2003, he has been Chief Executive Officer of United Development Funding, Inc., which is the general partner of United Development Fund L.P. UMTHLD is the General Partner of UDF III, which is obligated as a limited guarantor of the UDF line of credit. Mr. Greenlaw has directed the funding of over $261 million in loans and investments for UDF, UDF II and UDF III. Since May 1997, Mr. Greenlaw has been a partner of The Hartnett Group, Ltd., a closely-held private investment company managing over $40 million in assets. The Hartnett Group, Ltd. and its affiliated companies (1) engage in securities and futures trading;  (2) acquire, develop, and sell real estate, including single-family housing developments, commercial office buildings, retail buildings and apartment homes; (3) own several restaurant concepts throughout the United States; and (4) make venture capital investments. From March 1997 until June 2003, Mr. Greenlaw served as Chairman, President and CEO of a multi-family real estate development and management company owned primarily by The Hartnett Group, Ltd. and developed seven multi-family communities in Arizona, Texas and Louisiana with a portfolio value exceeding $80 million. Prior to joining The Hartnett Group, Ltd., Mr. Greenlaw was an attorney with the Washington, D.C. law firm of Williams & Connolly, where he practiced business and tax law from 1992 until 1997. Mr. Greenlaw received a Bachelor of Arts degree from Bowdoin College in 1986, where he was a James Bowdoin Scholar and elected to Phi Beta Kappa, and received a Juris Doctorate from the Columbia University School of Law in 1990. Mr. Greenlaw is a member of the Maine, District of Columbia and Texas bars.

Michael K. Wilson. Since 2006, Mr. Wilson served as a director of UMT Services, Inc., the general partner of UMTH, which owns and controls our Advisor. Since August 2005 he has been President UMTH Funding Services, L.P., which is owned by UMTH. From January 2003 through January 2004, Mr. Wilson served as Senior Vice President of operations of Interelate, Inc., a marketing services business process outsourcing firm. From September 2001 to December 2002, Mr. Wilson was the sole principal of Applied Focus, LLC, an independent management consulting company that provided services to executives of private technology companies. Mr. Wilson continues to serve as a consultant for Applied Focus, LLC. From April 1998 to September 2001, Mr. Wilson served as Senior Director and Vice President of Matchlogic, the online database marketing division of Excite@Home, where he directed outsourced ad management, CRM and relationship marketing service for Global 500 clients. From July 1985 to April 1998, Mr. Wilson was employed with Electronic Data Systems (EDS) in Detroit, Michigan where he directed several multi-million dollar IT services engagements in the automotive industry. Mr. Wilson graduated from Oakland University in 1985 with a Bachelor of Science degree in Management Information Systems and earned a Master of Business Administration degree from Wayne State University in 1992.

Cara D. Obert.  Ms. Obert is a partner of UMT Holdings.  Ms. Obert, a Certified Public Accountant, served as the Chief Financial Officer for UMT Holdings from March 2004 until August 2006 and served as Controller for UMT Holdings from October 2003 through March 2004.  She has served as the Chief Financial Officer of UMTHLD and Chief Financial Officer and Treasurer of UMT Services, Inc. since August 2006.  From 1996 to 2003, she was a self-employed consultant, assisting clients, including Fortune 500 companies, in creating and maintaining financial accounting systems.  She served as Controller for Value-Added Communications, Inc., a Nasdaq listed telecommunications company that provided communications systems for the hotel and prison industries.  From 1990 to 1993, she was employed with Arthur Andersen LLP, an international accounting and consulting firm.  She graduated from Texas Tech University in 1990 with a Bachelor of Arts degree in accounting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

1) UMT Holdings, L.P. (“UMTH”) is a Delaware limited partnership which is in the real estate finance business. UMTH holds a 99.9% limited partnership interest in UMTH Lending Company, L.P., which originates interim loans that the Company is assigned,  UMTH Land Development, L.P., which holds a 50% profit interest in UDF and acts as UDF's asset manager, and Prospect Service Corp.(“PSC”), which services the Company residential mortgages and contract for deed and manages the Company’s REO. In addition, UMTH has guaranteed the obligations of CRG, RAFC and SCMI under the Secured Notes.  United Development Funding III, L.P., (“UDF III”) which is controlled by UMTH Land Development, L.P., has provided a limited guarantee of the UDF line of credit. The Company’s President, Christine “Cricket” Griffin, is a partner of UMTH.

2) UMTH Lending, L.P. (“UMTHLC”) is a Delaware limited partnership, and subsidiary of UMTH.  The Company has loaned and will continue to loan money to UMTHLC so it can make loans to its borrowers. The loans are collaterally assigned to the Company, as security for the promissory note between UMTHLC and the Company. The unpaid principal balance of the loans at December 31, 2006 and 2005 was approximately $39,468,000 and $24,164,000, respectively.

3) Capital Reserve Group, Inc. (“CRG”) is a Texas corporation that is 50% owned by Todd Etter and William Lowe, partners of UMTH, which owns the Advisor.  CRG was in the business of financing home purchases and renovations by real estate investors. The Company loaned money to CRG to make loans to other borrowers. During 2006 the Company took direct assignment of the remaining loans from CRG with full recourse. The unpaid principal balance of the loans at December 31, 2006 and 2005 was approximately $1,249,000 and $2,030,000, respectively.

4) Ready America Funding (“RAFC”) is a Texas corporation that is 50% owned by SCMI, which is owned by Todd Etter. RAFC is in the business of financing interim loans for the purchase of land and the construction of modular and manufactured single-family homes placed on the land by real estate investors. The Company continues to directly fund obligations under one existing RAFC loan, which was collaterally assigned to the Company, but does not fund new originations. The unpaid principal balance of the loans at December 31, 2006 and 2005 was approximately $23,844,000 and $21,087,000, respectively.

5) SCMI is a Texas based mortgage bank of which the sole beneficial shareholder is Todd Etter. Christine “Cricket” Griffin, the Company’s President, was the Chief Financial Officer of SCMI from June 1995 until July 1996.  The Company loaned money to SCMI to make loans to other borrowers. The loans were collaterally assigned to the Company as security for the promissory note between SCMI and the Company. SCMI currently is the obligor on $156,000 in residential mortgages. SCMI no longer has any outstanding interim loans and had approximately $150,000 at December 31, 2005.

6) Recourse Obligations. United Mortgage Trust has made loans to (a) CRG, which is owned by Todd Etter and William Lowe, (b) RAFC, which is owned by SCMI and two companies owned by Craig Pettit, Eastern Intercorp, Inc. and Ready Mortgage Corp. (“RMC”), and (c) SCMI, which is owned by Todd Etter, (these companies are referred to as the "originating companies"), each of which has used the funds to originate loans, which are referred to as "underlying loans," that are pledged to United Mortgage Trust as security for such originating company's obligations to United Mortgage Trust.  When principal and interest on an underlying loan are due in full, at maturity or otherwise, the corresponding obligation owed by the originating company to United Mortgage Trust is also due in full.

In addition, some of the originating companies have sold loans to United Mortgage Trust, referred to as the "purchased loans," and entered into recourse agreements under which the originating company agreed to repay certain losses United Mortgage Trust incurred with respect to purchased loans.

If the originating company forecloses on property securing an underlying loan, or United Mortgage Trust forecloses on property securing a purchased loan, and the proceeds from the sale are insufficient to pay the loan in full, the originating company has the option of (1) repaying the outstanding balance owed to United Mortgage Trust associated with the underlying loan or purchased loan, as the case may be, or (2) delivering an unsecured deficiency note in the amount of the deficiency to United Mortgage Trust.

On March 30, 2006, but effective December 31, 2005, the Company and each originating company agreed to consolidate (1) all outstanding amounts owed by such originating company to the Company under the loans made by the Company to the originating company and under the deficiency notes described above and (2) the estimated maximum future liability to the Company under the recourse arrangements described above, into secured promissory notes.  Each originating company issued to the Company a secured variable amount promissory note dated December 31, 2005 (the “Secured Notes”) in the principal amounts shown below, which amounts represent all principal and accrued interest owed as of such date. The initial principal amounts are subject to increase up to the maximum amounts shown below if the Company incurs losses upon the foreclosure of loans covered by recourse arrangements with the originating company.  The Secured Notes (including related guaranties discussed below) are secured by an assignment of the distributions on the Class C units, Class D units and Class EIA units of limited partnership interest of UMT Holdings held by each originating company.

Name	Initial principal amount	Balance at December 31, 2006	Maximum principal amount	Units pledged as security	Units distributed during 2006	Units remaining
CRG	$2,725,442	$3,456,891	$3,372,904	4,984 Class C	411	4,573 Class C
RAFC	$3,243,369	$5,091,463	$5,274,436	6,739 Class C & All EIA	901	5,838 Class C & all EIA
SCMI	$3,295,422	$3,426,879	$3,448,643	4,000 Class C	403	3,597 Class C

The CRG balance at December 31, 2006 exceeded the maximum principal balance by approximately $84,000. The rapid rate of liquidation of the remaining portfolio of properties caused a more rapid increase in the UPB that we originally anticipated and out paced the minimum principal reductions scheduled for the loans.  We are analyzing whether this will occur with either RAFC or SCMI. We will ask UMTH to accelerate principal reductions if necessary or we may increase amend the Secured Notes to accommodate the rapid liquidation of properties.

The Secured Notes bear interest at a rate of 10% per annum. The CRG and RAFC Secured Notes mature in 14 years. The SCMI Secured Note matures in approximately 21 years, which was the remaining amortization of the deficiency notes from SCMI that were consolidated. The Secured Notes require the originating company to make monthly payments equal to the greater of (1) principal and interest amortized over 180 months and 264 months, respectively, or 2) the amount of any distributions paid to the originating company with respect to the pledged Class C and EIA units.

The Secured Notes have also been guaranteed by the following entities under the arrangements described below, all of which are dated effective December 31, 2005:

	UMT Holdings. This guaranty is of all amounts due under all of the Secured Notes and is unsecured.

WLL, Ltd., an affiliate of CRG. This guaranty is of all amounts due under Secured Note from CRG is non-recourse and is secured by an assignment of 2,492 Class C Units and 732 Class D units of limited partnership interest of UMT Holdings held by WLL, Ltd.


RMC. This guaranty is non-recourse, is limited to 50% of all amounts due under the Secured Note from RAFC and is secured by an assignment of 3,870 Class C units of limited partnership interest of UMT Holdings.

In addition, WLL, Ltd. has obligations to UMT Holdings under an indemnification agreement between UMT Holdings, WLL, Ltd. and William Lowe, under which UMT Holdings is indemnified for certain losses on loans and advances made to William Lowe by UMT Holdings. That indemnification agreement allows UMT Holdings to offset any amounts subject to indemnification against distributions made to WLL, Ltd. with respect to the Class C and Class D units of limited partnership interest held by WLL, Ltd. Because WLL, Ltd. has pledged these Class C and Class D units to the Company to secure its guaranty of Capital Reserve Corp.'s obligations under its Secured Note, UMT Holdings and the Company entered into an Intercreditor and Subordination Agreement under which UMT Holdings has agreed to subordinate its rights to offset amounts owed to it by WLL, Ltd. to the Company’s lien on such units.

7) REOPC is a Texas limited partnership owned by UMTH. Its mission was to manage and sell REO properties, including the Company's, for which it receives a fee. The Company loaned money to REOPC to acquire foreclosed properties from CRG and UMTHLC. The unpaid principal balance of the loans at December 31, 2006 was zero and at December 31, 2005 was approximately $788,000.  Until September of 2006, when PSC took over management of REO, the Company paid a monthly loan servicing fee to REOPC. The fee was calculated as 0.8% of the Company’s basis in the property. Fees paid in 2006, 2005 and 2004 were approximately $18,000, $24,000 and $23,000, respectively. The Company paid real estate sales commissions to REOPC in 2006 and 2005 of approximately $22,000 and $75,000. No commissions were paid in 2004.

8) RMC, a Texas based real estate finance company, is owned by Craig Pettit, who is a limited partner of UMTH. The Company loaned money to RMC to make loans to other borrowers. The loans were collaterally assigned to the Company as security for the promissory note between RMC and the Company. The unpaid principal balance of the remaining loans at December 31, 2006 and 2005 was zero and $192,000, respectively.

9) On June 20, 2006, the Company entered into a Second Amended and Restated Secured Line of Credit Promissory Note (the "Amendment") with United Development Funding, L.P., a Nevada limited partnership ("UDF") that is affiliated with the Company's Advisor, UMTHGS.  The Amendment amends an existing revolving line of credit facility ("Loan") to increase the line of credit to $45 million. The Loan matures on December 31, 2009.  The purpose of the Loan is to finance UDF's loans and investments in single family lot development projects.

The Loan is secured by the pledge of all of UDF's land development loans and equity investments.  Those UDF loans may be first lien loans or subordinate loans.

The Loan interest rate is the lower of 15% or the highest rate allowed by law, further adjusted with the addition of a credit enhancement to a minimum of 14%.

UDF may use the Loan proceeds to finance  indebtedness associated with the acquisition of any assets to seek income that qualifies under the Real Estate Investment Trust provisions of the Internal Revenue Code to the extent such indebtedness, including indebtedness financed by funds advanced under the Loan and indebtedness financed by funds advanced from any other source, including Senior Debt, is no less than 85% of 80% (68%) of the appraised value of all subordinate loans and equity interests for land development and/or land acquisition owned by UDF and 75% for first lien secured loans for land development and/or acquisitions owned by UDF.

As a condition of the Amendment, UDF III, a newly formed public limited partnership that is affiliated with UDF and with our Advisor, has provided a guarantee of payment and performance of the Loan up to $30 million.

The Loan is subordinate to UDF Senior Debt, which is defined as all indebtedness due and owing by UDF pursuant to (i) that certain loan guaranty to Colonial Bank in the amount of $8,750,000, (ii) that certain loan to OU Land Acquisition, L.P. in the principal amount of $25,000,000, (iii) a line of credit provided by Textron Financial Corporation in the amount of $30,000,000, and (iv) all other indebtedness of UDF to any national or state chartered banking association or other institutional lender that is approved by Lender in writing.

10) Loans made to affiliates of the Advisor. Below is a table of the aggregate principal amount of mortgages funded each year indicated, from the companies affiliated with the Advisor, and named in the table and aggregate amount of draws made by UDF under the line of credit, during the three years indicated:

Affiliated Company	2006	2005	2004
CRG	$152,000	--	$1,704,000
RAFC	$11,804,000	$14,145,000	$24,203,000
REOPC	--	$218,000	$894,000
RMC	--	$1,129,000	$856,000
SCMI	--	--	--
UMTHLC	$59,023,000	$33,058,000	$16,877,000
UDF	$16,562,000	$43,966,000	$48,856,000

All loans purchased from affiliates during the past three years have been purchased at par value.

11) Until July 31, 2006 the Company’s Advisor was UMT Advisors, Inc. (“UMTA”). As of August 1, 2006, the Company entered into an Advisory Agreement with UMTHGS. Under the terms of the agreement, UMTHGS is paid a monthly trust administration fee. The fee is calculated monthly as 1/12 of 1% of the balance of income producing assets. During 2006, 2005 and 2004 the net fees paid to the Company’s Advisors were approximately $843,000, $887,000 and $945,000, respectively. The Company also paid fees to UMTA related to the Bayview transactions of $146,000 and $188,000 in 2005 and 2004, respectively. Upon entering into the Advisory Agreement with UMTHGS, UMTHGS agreed to pay the Company $500,000 and assume the $377,000 due us from the previous advisor over a period of 12 months. During 2006, approximately $200,000 of the consideration fee was received by the Company and netted against trust administration fees, and $157,000 of the assumed debt was paid.

12) The Company pays loan servicing fees to PSC, a subsidiary of UMTH, under the terms of a Mortgage Servicing Agreement. The Company paid loan servicing fees of approximately $20,000, $45,000 and $109,000 during 2006, 2005 and 2004, respectively.

PROPOSAL 2 – AMENDMENT TO THE DECLARATION OF TRUST TO INCREASE THE COMPENSATION PAID TO THE INDEPENDENT TRUSTEES EFFECTIVE SEPTEMBER 1, 2006

Article IV, Section 8 of the Second Amended and Restated Declaration of Trust addresses the compensation of the independent trustees and states as follows:

Each Independent Trustee shall be entitled to receive compensation for serving as a Trustee at the rate of $1,000 per meeting of the Board of Trustees but no more than $4,000 per year, plus five-year options to purchase 2,500 Shares at a purchase price of $20 per Share at the end of each year of service up to a maximum of options to purchase 12,500 shares. Additionally, Independent Trustees shall be reimbursed for travel expenses and other out-of-pocket disbursements incurred in connection with attending any meetings. Non-Independent Trustees shall not receive any compensation from the Trust. Nothing herein contained shall be construed to preclude any non-Independent Trustee from serving the Trust in any other capacity as an officer, agent or otherwise and receiving compensation therefore. Independent Trustees shall not perform any services for the Trust except as Trustees.

This section was first effective in 1997, when the Company began its operations and has not been changed since that time. During the intervening period, the general level of the cost of living has increased and the responsibilities of directors and trustees have increased in response to new corporate governance standards under the Sarbanes-Oxley Act, judicial decisions and general legal trends affecting the roles and liabilities of corporate directors. One of the impacts of the increased emphasis on corporate governance for the Company has been an increase in the number of trustee meetings. We now schedule one meeting a month of the trustees, and occasionally special meetings are required. Attendance at the meetings involves a significant devotion of time by the trustees in preparation, participation and follow up. Previously, we scheduled four meetings a year, which was the basis for the compensation of $1,000 per meeting or $4,000 per year.

We believe that in order to adjust compensation to the greater number of trustee meetings and increased responsibilities and to bring trustee compensation more in line with the increased costs since 1997, it is appropriate to amend the Declaration of Trust to increase the compensation payable to independent trustees to the greater of $1,000 per meeting or $15,000 a year. In addition, we believe that such increased compensation will assist us in attracting qualified persons to serve as trustees and to meet the requirement of our Declaration of Trust that a majority of our trustees be independent trustees.

If the proposal to amend the Declaration of Trust is approved, the new compensation will go into effect immediately and will apply to compensation for the independent trustees’ 2006. We have tentatively awarded compensation at this higher level to our independent trustees who occupied those positions as of September 1, 2006. That compensation will not payable to any of our other trustees for 2006, including those who were elected in November 2006 base on their limited period of service during the year. In the evtn this proposal is not approved, we will seek a return of the compensation paid in excess of $4,000.

The text of the proposed Articles of Amendment to the Second Amended and Restated Declaration of Trust is as follows:

United Mortgage Trust, a Maryland real estate investment trust (the ""Trust''), hereby certifies to the
State Department of Assessments and Taxation of Maryland (""SDAT'') that:

1. The Trust desires to and does amend its Declaration of Trust as currently in effect and as hereinafter provided.
2. Article IV, Section 8 is hereby amended to read as follows:

Effective as of September 1, 2006, each Independent Trustee shall be entitled to receive compensation for serving as a Trustee at a rate equal to the greater of $1,000 per meeting of the Board of Trustees or $15,000 per year, plus five-year options to purchase 2,500 Shares at a purchase price of $20 per Share at the end of each year of service up to a maximum of options to purchase 12,500 shares. Additionally, Independent Trustees shall be reimbursed for travel expenses and other out-of-pocket disbursements incurred in connection with attending any meetings. Non-Independent Trustees shall not receive any compensation from the Trust. Nothing herein contained shall be construed to preclude any non-Independent Trustee from serving the Trust in any other capacity as an officer, agent or otherwise and receiving compensation therefore. Independent Trustees shall not perform any services for the Trust except as Trustees.

OUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE DECLARATION OF TRUST TO INCREASE THE COMPENSATION TO BE PAID TO THE INDEPENDENT TRUSTEES EFFECTIVE SEPTEMBER 1, 2006.

PROPOSAL 3 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Our Board of Trustees has selected the accounting firm of Whitley Penn, P.C. to audit our financial statements for, and otherwise act as our independent certified public accountants with respect to the year ended December 31, 2007.  Our Board of Trustees’ selection of Whitley Penn for the current fiscal year is being presented to shareholders for ratification at the Annual Meeting.  Whitley Penn has served as our independent certified public accountant since July 2002. To our knowledge, neither Whitley Penn nor any of its partners has any direct financial interest or any material indirect financial interest in us, or has had any connection since our inception in the capacity of promoter, underwriter, Trustee, officer or employee.  A representative of Whitley Penn will be present at the Annual Meeting and will have the opportunity to answer questions and make a statement if they desire to do so, and will be available to respond to appropriate questions.

Audit, Tax and Other Fees

The following table reflects fees billed by Whitley Penn LLP for services rendered to us in 2006, 2005 and 2004:

Nature of Service	2006	2005	2004	Purpose
Audit fees	$108,000	$115,000	$61,000	For audit of our annual financial statements, review of Quarterly financial statements included in our Forms 10-Q and review of other SEC filings
Tax fees	$7,100	$6,800	$5,000	For preparation of tax returns and tax compliance
All other fees	--	--	--

All of the services and fees described above were approved by the Board of Trustees.

The Company has a policy of requiring that the Audit Committee pre-approve all audit and non-audit services provided to the Company by the independent public accountant of its financial statements.  The Audit Committee approved all of the fees paid to by the Company to Whitley Penn, P.C. in 2006.

The Audit Committee accepts proposals from potential audit firms during the first quarter of each year and before the annual proxy statement is prepared.  The Audit Committee reviews proposals and fees and makes its recommendation to shareholders in the annual proxy statement.

OUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPOINTMENT OF WHITLEY PENN, P.C. AS OUR INDEPENDENT AUDITORS FOR FISCAL YEAR 2007.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

As of the Record Date, we had 8,026,798 Shares issued, 6,905,855 Shares outstanding, and 1,120,943 Shares in treasury from the repurchase of shares through our Share Repurchase Plan.  The following table sets forth certain information regarding the beneficial ownership of the Shares as of the Record Date by (i) each person known by us to be the beneficial owner of more than five percent of our outstanding Shares, (ii) each Trustee, nominee for Trustee, (iii) each executive officer, and (iii) all of our Trustees and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table, based on information provided by such persons, have sole voting and sole investment power with respect to all Shares shown as beneficially owned by them, subject to community property laws where applicable.

Name of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Richard D. O'Connor, Jr. (5)	Trustee	12,500 (4)	0.18%
Paul R. Guernsey (5)	Trustee	13,210 (4)	0.19%
Douglas R. Evans (2) (3)	Trustee	12,500 (4)	0.18%
Michele A. Cadwell (2) (3)	Trustee	--	--
Christine A. Griffin (2) (3)	Chairman of the Board of Trustees, CEO and CFO	--	--
Phillip K. Marshall (2) (3) (6)	Trustee	--	--
Roger C. Wadsworth (2) (3) (6)	Trustee	--	--

All Trustees and Executive Officers as a Group		38,210 (4)	0.55%

(1) Unless otherwise indicated, the address is: c/o United Mortgage Trust, 1702 N. Collins Blvd., Suite 100, Richardson, Texas 75206.
(2) For purposes of this table, Shares indicated as being owned beneficially include Shares not presently outstanding but which are subject to exercise within 60 days through options, warrants, rights or conversion privileges. For the purpose of computing the percentage of the outstanding Shares owned by a shareholder, Shares subject to such exercise are deemed to be outstanding securities of the class owned by that shareholder but are not deemed to be outstanding for the purpose of computing the percentage by any other person.
(3) A trustee and/or executive officer of the Company.
(4) Includes Shares issuable upon the exercise of stock options at an exercise price of $20.00 per Share.
(5) A former trustee of the Company.  Mr. O'Connor resigned effective as of June 8, 2006 and Mr. Guernsey resigned effective as of June 7, 2006.
(6) Messrs. Marshall and Wadsworth were elected as trustees in November 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires a registrant’s executive officers, directors and ten percent shareholders to file reports of ownership and changes in ownership with the SEC and to furnish copies of those reports to the registrant.  Based solely on our review of such forms, we believe that all of our executive officers and trustees (we do not believe that we have any ten percent shareholders) complied with the applicable filing requirements.

AUDIT COMMITTEE REPORT

The Audit Committee acts pursuant to the Audit Committee Charter and is comprised of two members, one of whom is independent.

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the accounting firm engaged as the Company’s independent registered public accountants.  The independent public accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and for issuing a report thereon.  The Audit Committee’s responsibility is to oversee this process.

In carrying out these responsibilities, the Audit Committee, among other things:

•	monitors preparation of, and reviews, the quarterly and annual financial reports by the Company’s management;
•	supervises the relationship between the Company and its independent public accountants, including having direct responsibility for their appointment, compensation and retention; and
•	reviews the scope of their audit services; approving non-audit services; and confirms the independence of the independent public accountants.

The Audit Committee has reviewed and discussed with the Chief Executive Officer and Chief Financial Officer with and Whitley Penn, P.C., the Company’s independent public accountants the audited financial statements for 2006. The Audit Committee received the written disclosures and the letter from Whitley Penn, P.C.  required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, and discussed with Whitley Penn, P.C. matters relating to its independence, including a review of audit and non-audit fees.  The Audit Committee also has considered whether Whitley Penn, P.C.’s provision of non-audit services to the Company is compatible with the auditor’s independence.  The Audit Committee has concluded that Whitley Penn, P.C. is independent from the Company and its management.  With and without management present, the Audit Committee discussed and reviewed the results of Whitley Penn, P.C.’s examination of the Company’s financial statements for the year ended December 31, 2006.

Based upon the Audit Committee’s reviews and discussions referred to above, the Audit Committee recommended that the Board of Trustees include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission.

As discussed in Proposal No. 2, the Audit Committee has selected Whitley Penn, P.C. to serve as the Company’s independent public accounting firm for the fiscal year ending December 31, 2007.

Members of the Audit Committee
Philip K. Marshall— Chairman
Christine “Cricket” Griffin

The preceding “Audit Committee Report” shall not be deemed soliciting material or to be filed with the SEC, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates it by reference into such filing.

OTHER MATTERS

As of the date of this Proxy Statement, our Board of Trustees knows of no other matters which may properly be, or are likely to be, brought before the Annual Meeting.  To date, we have received no shareholder proposals.  However, if any proper matters are brought before the Annual Meeting, the persons named in the enclosed Proxy will vote them as our Board of Trustees may recommend.

At the Annual Meeting, in addition to the matters described above, there will be an address by our President and a general discussion period during which shareholders will have an opportunity to ask questions about our business and operations.

Proposals for 2008 Annual Meeting

If a shareholder desires to submit a proposal for consideration at the next Annual Shareholders’ Meeting pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for the 2008 annual meeting of shareholders, such proposal must be in writing and mailed to: United Mortgage Trust, 1702 N. Collins Blvd., Suite 100, Richardson, Texas 75080.  Normally, the deadline for submitting such proposals is 120 calendar days before the date of our proxy statement released to shareholders.  However, because the date of the 2008 Annual Meeting is more than 30 days from the date of our 2007 annual meeting of shareholders, the deadline is a reasonable time before we begin to print and mail our proxy materials for the 2008 Annual Meeting.  We anticipate that we will print and mail our proxy materials in May 2008, and hold our next Annual Meeting of shareholders in June 2008.

Annual Report and Form 10-K

All Shareholders of record on the Record Date have been sent a copy of our 2006 Annual Report to Shareholders which contains our audited financial statements for the years ended December 31, 2006, 2005 and 2004.

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2006 that was filed with the SEC may be obtained without charge (except for exhibits to that Form 10-K, which will be furnished upon payment to us of reasonable expenses in furnishing those exhibits).  To obtain a copy of that Form 10-K or any of those exhibits, please send a written request to Christine Griffin, our President, at our offices located at 1702 N. Collins Blvd., Suite 100, Richardson, Texas 75080 or from the SEC’s website located at www.sec.gov.

By Order of our Board of Trustees
/S/ Christine Griffin
Christine “Cricket” Griffin, Chairman

Richardson, Texas
May 23, 2007

Exhibit A
UNITED MORTGAGE TRUST
Audit Committee of the Board of Trustees

Charter

A.	Purpose

The primary function of the Audit Committee is to aid the Board of Trustees in fulfilling its oversight responsibilities by reviewing:

	The financial reports and other financial information provided by the Company to any governmental department or agency or to the public;

	The Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established;

	The Company’s auditing, accounting and financial reporting processes generally;


Providing an open avenue of communication among the external auditor and internal auditors, who have direct responsibility to the Audit Committee and Board of Trustees, and financial management of the Company.

The Audit Committee’s primary duties and responsibilities are to:

	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system;

	Review and appraise the audit efforts of the Company’s accountants.

	To review and approval all related party transactions regardless of the dollar value of the transaction.

B.	Composition

The Audit Committee shall be comprised of two or more trustees as determined by the Board, a majority of which (at least one of which, if there are but two trustee members), shall be Independent Trustees.   All Audit Committee members shall have a working familiarity with basic finance and accounting practices, and at least one member shall have an understanding of generally accepted accounting principles and financial statements and accounting or related finance accounting expertise.

The members of the Audit Committee shall be elected annually by the Board and shall serve until their successors are duly elected and qualified.  Members of the Audit Committee shall designate a Chair by majority vote of the full Committee membership.

C.           Meetings

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate.  The Audit Committee shall meet at least annually with management and the independent accountants in separate sessions to discuss any matters that the Audit Committee or management believes should be discussed privately.  In addition, the Audit Committee or at least its Chair shall meet with the independent accountants and management quarterly to review the Company’s financial statements.

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D.           Responsibilities and Duties

The Audit Committee shall:

	Receive and review reports prepared by the Company’s independent accountants concerning:

o	the Company’s critical accounting policies ;
o	alternative treatments of financial information within generally accepted accounting principles that have been discussed with management;
o	the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants.


Review the Company’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants;

	Review with the Company’s financial management and the independent accountants the Company’s Report on Form 10-Q prior to its filing or prior to any release of earnings ;


Select the independent accountants, considering independence and effectiveness, and approve all fees and other compensation to be paid to the independent accountants.  On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountant’s independence;

	Evaluate and approve any non-audit related services, including tax services, to be provided to the Company by the independent accountants.


Establish procedures for confidential and anonymous treatment of the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

	Engage, if needed or desired, independent counsel and other advisors.

	Review the performance of the independent accountants and approve any proposed termination of the independent accountants;

	Periodically consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the organization’s financial statements;

	Review the integrity of the Company’s internal and external financial reporting processes;


Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principals and practices as suggested by the independent accountants, management, or the internal auditing department;


Establish regular and separate systems of reporting to the Audit Committee by management and the independent accountings regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments;


After completion of the annual audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

	Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements;

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	Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented;

	Publish the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

	Review and update this Charter periodically.

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Sample Ballot

UNITED MORTGAGE TRUST
Proxy Ballot for 2007 Annual Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF TRUSTEES AND WILL BE VOTED.

The undersigned hereby appoints Christine Griffin and Douglas R. Evans, or any one or more of them acting in the absence of the other, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of the Shareholders of United Mortgage Trust, a Maryland real estate investment trust (the "Company") to be held at offices of the Company located at 1702 N. Collins Blvd, Suite 100, Richardson TX 75080 at  10:00 local time, on June 22, 2007, and at any adjournment or adjournments thereof, and to vote all shares of beneficial interest of the Company standing in the name of the undersigned, with the powers the undersigned would possess if personally present at such meeting:

OUR BOARD OF TRUSTEES RECOMMENDS A VOTE FOR APPROVAL OF ALL OF THE NOMINEES AND THE PROPOSALS SET FORTH IN THE PROXY STATEMENT.

PROPOSAL - 1 ELECTION OF THE COMPANY'S BOARD OF TRUSTEES:     Nominees: Christine "Cricket" Griffin, Douglas R. Evans, Michele A. Cadwell, Phillip K. Marshall and Roger C. Wadsworth.

□FOR                                            □AGAINST                                           □ABSTAIN

all nominees listed above, except vote withheld from the following nominee(s) (if any):   _______________________

PROPOSAL 2 - AMENDMENT TO THE DECLARATION OF TRUST TO INCREASE THE COMPENSATION PAID TO THE INDEPENDENT TRUSTEES EFFECTIVE SEPTEMBER 1, 2006

□FOR                                            □AGAINST                                           □ABSTAIN

PROPOSAL 3 - RATIFICATION OF THE SELECTION OF WHITLEY PENN, P.C. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDED DECEMBER 31, 2007.

□FOR                                            □AGAINST                                           □ABSTAIN

The Proxy will be voted as directed but, where no direction is given, it will be voted FOR approval of all of the nominees and the proposal set forth above.  Copies of the Notice of the Meeting dated June 22, 2007 and of the Proxy Statement have been received by the undersigned.

Print Name(s):_______________________________   ______________________________ Date:_______

Sign Name(s): _______________________________     ______________________________

VOTING IS VERY IMPORTANT.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE
OR
FAX YOUR BALLOT TO 214-530-8237.

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